===============================================================================
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      ACTION PRODUCTS INTERNATIONAL, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
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Notes:

                       ACTION PRODUCTS INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 1999


TO OUR SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Action Products International, Inc. (the "Company") will be held at the offices of the Company at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Friday, June 11, 1999, at 9:30 a.m., to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

         1. Elect two directors, each with a term of two years and one director to serve a term of one year.

         2. To transact such other business as may properly come before the meeting.

         The Board of Directors has established April 16, 1999 as the record date for the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote at the meeting. A form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998 are enclosed.

         Your vote is important. Whether or not you expect to attend the meeting, please read the accompanying Proxy Statement and complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience. You may revoke your proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          ACTION PRODUCTS INTERNATIONAL, INC.


                                          /s/ Delton G. de Armas
                                          Delton G. de Armas
                                          Secretary
Orlando, Florida
May 7, 1999

                       ACTION PRODUCTS INTERNATIONAL, INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                              FRIDAY, JUNE 11, 1999
                                    9:30 A.M.

                                CORPORATE OFFICES
                             390 NORTH ORANGE AVENUE
                             21ST FLOOR, SUITE 2185
                                ORLANDO, FLORIDA

                               GENERAL INFORMATION

         This Proxy Statement is furnished to shareholders of Action Products International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the 1999 Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof (the "Meeting"). The time and place of the Meeting are noted above. This Proxy Statement and enclosed form of Proxy were first sent to shareholders on or about May 7, 1999. The Company's Annual Report for the year ended December 31, 1998, including certified financial statements, is also enclosed.

         The Board of Directors of the Company is soliciting proxies so that each shareholder is given an opportunity to vote. These proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting. When proxies are returned properly executed, the Proxy Committee will vote the shares represented thereby in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the enclosed proxy; if no choice has been specified, the shares will be voted FOR the election of the three nominees as directors. The proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting, although the Board of Directors currently knows of no other proposals or business to be presented.

         Votes cast by proxy or in person at the Meeting, which will be tabulated by an Inspector of Elections appointed for the Meeting, will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions as shares that are present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The Proxy Committee is composed of Judith H. Kaplan, Honorary Chair Emeritus and Delton G. de Armas, Secretary and Chief Financial Officer of the Company, who will vote all shares of common stock represented by proxies. As stated above, the Inspector of Elections will tabulate the voted shares.

         The principal offices of the Company are located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 and its telephone number is (407) 481-8007.

                    Securities Outstanding and Voting Rights

         Only holders of shares of the Company's common stock, par value $.001 per share ("Common Stock"), of record at the close of business on April 16, 1999, will be entitled to vote at the Meeting. On that date, 1,624,926 shares of the Company's Common Stock were issued and outstanding.

         Each share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Approval of each of the matters to be acted upon at the Meeting will require a majority of the votes cast at the meeting to be cast in favor of the matter, except that directors will be elected by a plurality of the votes cast.

                             Revocability of Proxies

         Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy request in person at the Meeting, but if not so revoked, the shares represented by such proxy will be voted.

                                   MANAGEMENT

         The following table sets forth the names, ages, and positions with the Company of all of the executive officers and directors of the Company. Also set forth below is information as to the principal occupation and background for each person in the table.

              Name                               Age          Position
              ----                               ---          --------
              Ronald S. Kaplan                   33           Chair of the Board of Directors, President,
                                                              Chief Executive Officer

              Richard Gordon, Jr.                69           Director, Chair of Nominating Committee

              Ronald Tuchman                     63           Director, Chair of Audit Committee (2)

              Judith H. Kaplan                   60           Director, Company Founder, Honorary Chair

              Pablo C. Savetman                  33           Vice President - Sales and Marketing

              Delton G. de Armas                 28           Chief Financial Officer, Secretary

              Robert G. Zumbahlen                42           Treasurer, Purchasing and Inventory Control
                                                              Manager

         Ronald S. Kaplan, Director since 1991, was appointed Chair of the Board on January 1, 1996. He was President (`93-present), Chief Executive Officer (`96-present), Chief Operating Officer (`93-present), and Executive Vice President (`91-'93) of the Company.

         Richard Gordon, Jr., Director since April 1996, is a former Apollo and Gemini Astronaut and has served both as director and officer with other public and non-public companies, including Executive Vice President of the National Football League's New Orleans Saints, Board Director of Scott Science and Technology, Inc., President/CEO of Astro Sciences Corporation, and President of Space Age America, Inc. Mr. Gordon chairs the Nominating Committee.

         Ronald Tuchman, Director since August 1998, is a respected member of the toy industry with 30+ years of experience in all aspects of the toy business. Prior to joining the Company's Board, Mr. Tuchman most recently served as Chairman of the Board, Chief Executive Officer and a Director of Imaginarium, an "upscale" educational specialty toy store chain. In addition to other professional accomplishments, Tuchman was employed by Toys R Us for nearly 25 years, where he held several positions, including Senior VP, and is widely known within the Toy Industry as one of Toys-R-Us' founding fathers. Mr. Tuchman attended Roosevelt University in Chicago where he majored in advertising and marketing.

         Judith H. Kaplan, Company Founder and Director since 1980, served as Chair of the Board of Directors of the Company since its incorporation in 1980 until December 31, 1995. Ms. Kaplan was President (`80-'87), Secretary (`80-`97), Chief Executive Officer (`80-'95), Chief Financial Officer (`80-`98) and Treasurer (`80-'91) of the Company.

         Pablo Savetman, Vice President of Sales and Marketing, earned an Associate degree in Business Management from St. Johns University in New York. His experience previous to the Company focused on the sales and distribution of consumer products primarily in international markets and included his position as International Sales Manager for Cowboy Brothers Trading Corp. from 1993 to 1994, and several years preceding as a sales manager for Juno Export Trading. Mr. Savetman joined the Company in April of 1994, and is currently the Company's Vice President of Sales.

         Delton G. de Armas, Chief Financial Officer and Secretary, is a graduate of the University of Central Florida in Orlando, Florida with Bachelor of Science degrees in Accounting and Finance. Mr. de Armas joined the Company in September of 1995. He was previously with the Certified Public Accounting firm of Lovelace, Roby & Company, P.A.

         Robert G. Zumbahlen has been Treasurer since 1991. He is a graduate of Bentley College in Waltham, Massachusetts (1979) with a Bachelor of Science in Accounting. Mr. Zumbahlen joined the Company in 1984 and is currently the Company's Purchasing and Inventory Control Manager.

Board Meetings and Compensation

         The Board of Directors held five meetings during the last fiscal year. No Director participated in fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (excluding Mr. Tuchman who first joined the Board in August 1998 and subsequently attended all Board meetings.)

         The Company has standing audit and nominating committees. The Audit Committee is comprised of Ronald Tuchman, Chair; Richard Gordon, Jr. and Delton
G. de Armas. The Audit Committee reviews and approves the selection of and the services performed by the Company's independent accountants, meets with and receives reports from the Company's financing and accounting staff and independent accountants, and reviews the scope of audit procedures, accounting practices and internal controls. The Nominating Committee is comprised of Richard Gordon, Jr., Chair, and Ronald S. Kaplan.

         Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Company's Board or any committee thereof. Directors who are not full-time employees of the Company may receive $2,500 per year, $500 for each Board meeting attended in person, and $250 for each Board meeting attended telephonically. In addition, the Company grants Incentive Stock Options with an exercise price greater than the market value of the underlying stock to the directors for services rendered while serving on the Board.

Family Relationships

         Ronald S. Kaplan is the son of Judith H. Kaplan.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC Regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent (10%) beneficial owners have been complied with.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the aggregate compensation paid to Ronald S. Kaplan (the "Named Executive Officer") by the Company. None of the other executive officers of the Company were paid a total annual salary and bonuses of $100,000 or more. Except as set forth in the table below, no bonuses or other compensation was paid during the 1998, 1997, or 1996 fiscal years.

                                Summary Compensation Table
                                  Long Term Compensation

                                                                    Other
               Name and                             Annual        Restricted
              Principal                  Salary      Bonus       Compensation
               Position        Year       ($)         ($)            ($)1
         -----------------------------------------------------------------------
            Ronald Kaplan      1998     $100,000    $35,000         $6,000
             CEO               1997     $75,000                     $6,000
                               1996     $73,370                     $6,000
         --------------------------
         1  Includes value of use of automobile, vacation pay, sick pay.

         Ron Kaplan was promoted to Chief Executive Officer and Chairman of the Board of Directors as of January 1, 1996 and continues to serve as President of the Company. Mr. Kaplan's annual salary is $100,000 plus the use of an automobile.

Option Grants to Executive Officers During 1998

         No options were granted during 1998 to the Named Executive Officer listed in the Summary Compensation Table.

Aggregated Fiscal Year Ended Option Value Table

         The following table sets forth the aggregate of options exercised in the year ended December 31, 1998 and the value of options held at December 31, 1998. The Named Executive did not exercise any options during fiscal 1998.

                                       Option Exercises/Option Values
                                                                  Number of Securites          Value of Unexercised
                                  Shares                         Underlying Unexercised        In-the-money Options
                                Acquired on        Value       Options at Fiscal Year End       At Fiscal Year End
               Name            Exercise (#)    Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable
               ----            ------------    ------------    -------------------------     -------------------------
           Ronald Kaplan             -               -                 343,000/0                  $1,067,111/0(1)

       (1) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the Common Stock underlying the options and the exercise prices of the options. The last sale price of a share of the Company's Common Stock on December 31, 1998 as reported by Nasdaq was $4.50.

Employee Stock Ownership Plan

         On April 23, 1984, the Company adopted an Employee Stock Ownership Plan ("ESOP"). The ESOP qualifies for special tax benefits under the Internal Revenue Code. Under the ESOP, the Company, at the discretion of its Board of Directors, may make an annual contribution to a trust that purchases the Company's stock from the Company for the benefit of the Company's employees who have completed at least 1,000 hours of work during the fiscal year. Employer contributions under the ESOP are allocated to each employee's account on a pro-rata basis according to the total compensation paid to, and the number of years of service by, all eligible employees. An employee becomes 100% vested in the ESOP following five years of plan eligibility. As of December 31, 1998, there were 24,077 shares of Common Stock held by the Company's ESOP trust.

401(k) Plan

         Effective October 3, 1986, the Company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Employees who have worked for the Company 18 months are currently eligible for a 34% match of their subsequent contributions. Benefits are determined annually. The lowest 66% of paid employees may contribute the lesser of 15% of their salary or the applicable maximum allowed by the Internal Revenue Code. The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% of the average contribution of the lowest 66% of paid employees to the applicable maximum allowed by the Internal Revenue Code. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution.

Stock Option Plan

         To increase the officers', key employees' and consultants' interest in the Company and to align more closely their interests with the interests of the Company's shareholders, the Board of Directors, adopted a stock option plan called the "1996 Stock Option Plan" (the "Plan") on May 28, 1996. The Plan was subsequently ratified by a majority vote of the Company's shareholders. The Board of Directors determined that the Plan will work and believes that the Plan is in the Company's best interests.

         Under the Plan, the Company has reserved an aggregate of 900,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). Plan Options are either options qualifying as incentive stock options ("Incentive Options") or options that do not qualify ("Non-Qualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant. As of December 31, 1998, there were 634,000 Incentive Options existing under the plan. No Non-Qualified Options have been issued.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of December 31, 1997, the Company owed $600,000 to Ronald S. Kaplan and Elissa Kaplan in the amounts of $480,000 and $120,000, respectively, on five-year convertible promissory notes. These notes bore interest at 9% per annum, payable monthly, and were convertible into an aggregate of approximately 1,036,300 shares of the Company's Common Stock. During 1998, Ronald S. Kaplan and Elissa Kaplan redeemed the conversion features of their notes in exchange for warrants exercisable for shares of the Company's Common Stock under substantially the same terms. The exchange, therefore, did not have a dilutive effect. Once alternative financing was arranged with a financial institution, the previous notes payable were repaid with proceeds from the mortgage payable. Accordingly, there are no notes payable to related parties as of December 31, 1998.

         In connection with stock options exercised during the year, there were stock subscriptions receivable from related parties of $43,700 as of December 31, 1998, of which $25,000 was collected early in the first quarter of 1999.

                           PRINCIPAL SECURITY HOLDERS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 16, 1999, with respect to the beneficial ownership of Common Stock by all shareholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, all directors, and all directors and officers of the Company as a group. Except as noted below, each person has sole voting and investment power with respect to the shares shown. On the above date the Company had 1,624,926 shares of Common Stock outstanding.


                          Table of Beneficial Ownership
                          -----------------------------

                                                                      Amount and
                                                                      Nature of
          Name and                              Title                 Beneficial               Percent
          Address                              of Class               Ownership                of Class
          -------                              --------               ---------                --------
          Ronald S. Kaplan                     Common                  1,193,127 1                42.7%

          Judith Kaplan                        Common                  1,022,164 2                52.7%

          Warren Kaplan                        Common                  1,022,164 3                52.7%

          Ronald Tuchman                       Common                     60,000 4                 3.6%

          Richard Gordon, Jr.                  Common                     20,000 5                 1.2%

          All Directors and Officers
          (8 persons, Directors and
          5% owners shown above)               Common                  2,423,471 6                73.2%

--------------
1 Includes immediately exercisable options to purchase 243,000 shares at $1.38 per share and 100,000 shares at $3.50 per share. Also includes immediately exercisable warrants to purchase approximately 829,000 shares of Common Stock at $0.579.

2 Includes 24,077 shares held as Trustee of the Company's Employee Stock Ownership Plan Trust and immediately exercisable options to purchase 58,000 shares at $1.38 per share and 100,000 shares at $3.50 per share. Also includes 338,875 shares held by her husband, and of which Ms. Kaplan disclaims beneficial ownership.

3 Includes immediately exercisable options to purchase 58,000 share at $1.38 per share and 100,000 shares at $3.50 per share. Also includes 24,077 shares held as Trustee of the Company's Employee Stock Ownership Plan Trust and 343,212 shares owned by his wife, and of which Mr. Kaplan disclaims beneficial ownership.

4 Includes immediately exercisable options to purchase 60,000 shares at $3.50 per share.

5 Includes immediately exercisable options to purchase 20,000 shares at $3.50 per share.

6 The 1,022,164 shares of Common Stock owned by Judith Kaplan and Warren Kaplan referred to in footnotes 2 and 3 are counted only once in calculating the total in order to avoid a misleading total.

                          PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1.                    ELECTION OF DIRECTORS

         CURRENT NOMINEES. The two-year terms of the Class I directors will expire at the upcoming annual meeting. The Board of Directors has nominated Judith H. Kaplan and Richard Gordon, Jr., for reelection as Class I Directors. Ms. Kaplan and Mr. Gordon are currently serving as Class I directors. If they are reelected, they will continue to serve as Class I directors with terms to expire at the annual meeting of shareholders to be held in 2001.

         In addition the Board of Directors has nominated Ronald Tuchman for election to fill the remaining year of a two-year Class II director term. Mr. Tuchman is currently serving as a Class II director, having been elected by unanimous written consent of the directors in July 1998 to serve until the upcoming annual meeting. If elected, Mr. Tuchman will continue to serve as a Class II director with a term to expire at the annual meeting of shareholders to be held in 2000.

         Should any nominee become unable or unwilling to accept a nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have properly executed and returned a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

         In accordance with the Company's Bylaws, directors are elected by a plurality of the votes of the shares represented and entitled to vote at the meeting. That means the three nominees will be elected if they receive more affirmative votes that any other nominees.

         CONTINUING DIRECTORS. The Company's Board of Directors is separated into two classes, and the directors of each class are elected to serve for two-year terms. The terms of the Class I directors expire at the annual meeting of stockholders to be held in 1999, and the terms of the Class II directors expire at the annual meeting of stockholders to be held in 2000. The following is a list of the persons will constitute the Company's Board of Directors following the meeting, assuming election of the nominees named above, and their ages, director class designation and current committee assignments.

               Name                        Age      Class    Committees
               ----                        ---      -----    ----------
               Ronald S. Kaplan            33        II      Nominating
               Richard Gordon, Jr.         69         I      Nominating (Chair)
               Ronald Tuchman              63        II      Audit (Chair)
               Judith H. Kaplan            60         I

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE THREE NOMINEES.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, there are no other matters to be brought before the Meeting. Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder of the Company intended to be presented for consideration at the 2000 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than January 15, 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Moore Stephens Lovelace, P.A., formerly Lovelace, Roby & Company, P.A., acted as the principal accountants for the Company for the fiscal year most recently completed. It is anticipated that Moore Stephens Lovelace, P.A. will be selected by the Audit Committee as the Company's principal accountant for the current year. The Company expects representatives of Moore Stephens Lovelace, P.A. to be present at the Meeting. It is also expected that a Moore Stephens Lovelace representative will serve as the Inspector of Elections.

                            EXPENSES OF SOLICITATION

         The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Dated:   May 7, 1999

                       ACTION PRODUCTS INTERNATIONAL, INC.
                       -----------------------------------
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------
                                   MAY 7, 1999
                                   -----------

         The undersigned hereby constitutes and appoints Judith H. Kaplan and Delton G. de Armas the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) (the "Proxy Agents"), to vote all of the shares of Action Products International, Inc. owned by the undersigned on April 16, 1999, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at the offices of the Company located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Friday, June 11, 1999, at 9:30 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

                  THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE.

                  ELECTION OF DIRECTORS - To elect three directors as follows:
                  Judith H. Kaplan and Richard Gordon, Jr. as Class I Directors for a two-year term and Ronald Tuchman as a Class II Director for a one-year term.

                           [ ] FOR ALL Nominees
                           [ ] WITHHOLD ALL Nominees
                           [ ] FOR ALL EXCEPT:

                           ________________________________________________
                           (To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above.)

         Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy agents, and each of them, are authorized to vote the shares represented by this Proxy as their judgement indicates is in the best interest of Action Products International, Inc.

         This Proxy is solicited on behalf of the Management of Action Products International, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposal described above.

         IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.


________________________________
Signature of Shareholder                      Dated:____________, 1999


________________________________
Signature of Joint Shareholder                Dated:____________, 1999

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

         To Our Shareholders:

         Whether or not you are able to attend our 1999 Annual Meeting of Shareholder, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

         We look forward to receiving your voted Proxy at your earliest convenience.